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EXHIBIT 99.1 PRESS RELEASE: INTEGRATED HEALTHCARE HOLDINGS, INC. ANNOUNCES
SECOND QUARTER EARNINGS


IHHI ANNOUNCES SECOND QUARTER EARNINGS
--------------------------------------

FOR IMMEDIATE RELEASE                           FOR MORE INFORMATION CONTACT:
                                                       LARRY ANDERSON
                                                (714) 953-3659 OR (949) 322-9245

SANTA ANA, CA - November 16, 2007 - Integrated Healthcare Holdings, Inc. ("IHHI") (OTCBB: IHCH), the operator of four Orange County, California hospitals, has reported its financial results for the second quarter ended September 30, 2007.

Second Quarter Results

IHHI reported consolidated net operating revenues of $95.4 million for the three months ended September 30, 2007, an increase of $10.1 million, or 11.8%, from the comparable period in 2006. Operating income for the three months ended September 30, 2007 was $4.1 million compared to an operating loss of $4.6 million for the same period in 2006. The consolidated net income for the three months ended September 30, 2007 was $1.1 million, or $0.01 per share, versus a net loss of $7.0 million, or $0.08 per share, during the same period of 2006. The net loss for the same period in 2006 was $7.8 million before recognition of the change in fair value of derivative (this is a non-GAAP measure).

For the six months ended September 30, 2007, IHHI reported consolidated net operating revenues of $182.2 million, an increase of $5.9 million, or 3.3%, from the comparable period in 2006. Operating income for the six months ended September 30, 2007 was $1.3 million compared to an operating loss of $3.6 million for the same period in 2006. The consolidated net loss for the six months ended September 30, 2007 was $4.7 million, or $0.04 per share, versus $4.8 million, or $0.06 per share, during the same period of 2006. The net loss for the same period in 2006 was $9.9 million before recognition of the change in fair value of derivative, representing a significant improvement in operating results during 2007 (this is a non-GAAP measure).

IHHI management evaluates and makes operating decisions using various performance measures. In addition to GAAP results, we also consider other measures, such as "adjusted" EBITDA (earnings before interest, taxes, depreciation and amortization), which is a non-GAAP term. Please see "Use of Non-GAAP Financial Information" below.

Our adjusted EBITDA for the three months ended September 30, 2007 was $4.9 million, an increase of $8.8 million from adjusted EBITDA of ($3.9) million for the same period in 2006. Our adjusted EBITDA for the six months ended September 30, 2007 was $2.9 million, an increase of $5.2 million from adjusted EBITDA of ($2.3) million for the same period in 2006.

Bruce Mogel, IHHI CEO, stated, "We are gratified to report the result of considerable progress moving these operations to a fiscally sound basis. This was the result of concerted efforts by our facility personnel and increasingly supportive medical staff and community."

Management attributes the improved operating results to a series of cost control and revenue enhancement initiatives which it monitors with each affiliate hospital on a weekly basis. During the three months ended September 30, 2007 and 2006, IHHI received $3.0 million and $0, respectively, in supplemental funding for indigent care, and $3.0 million and $3.5 million during the six months ended September 30, 2007 and 2006, respectively. Such supplemental fundings may or may not occur in future periods. Management commented further that the improved operating results do not yet reflect the reduced borrowing costs resulting from its refinancing efforts which took effect on October 9, 2007. The results of the refinancing are expected to be displayed in the Company's future results.

Use of Non-GAAP Financial Information

To supplement our financial results presented in accordance with GAAP, we use a non-GAAP financial measure we call adjusted EBITDA and define as net income
(loss) excluding depreciation and amortization, share-based compensation expense, interest expense, change in fair value of derivative, minority interest in variable interest entity, and income taxes. We present this non-GAAP financial measure as a supplement to our GAAP financial results to provide our investors with additional information to evaluate our operating results. This non-GAAP financial measure should be read in conjunction with our condensed consolidated financial statements included in our filing of Form 10-Q with the Securities and Exchange Commission on November 14, 2007. A reconciliation of net income (loss) to adjusted EBITDA for the three and six months ended September 30, 2007 and 2006 follows:




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
                                          INTEGRATED HEALTHCARE HOLDINGS, INC.
                                      RECONCILIATION OF GAAP NET INCOME (LOSS) TO
                                          ADJUSTED EBITDA (A NON-GAAP MEASURE)
                                                   (amounts in 000's)


                                                      THREE MONTHS ENDED SEPTEMBER 30,   SIX MONTHS ENDED SEPTEMBER 30,
                                                      --------------------------------   ------------------------------
                                                            2007             2006             2007             2006
                                                        -----------      -----------      -----------      -----------
                                                                          (restated)                        (restated)

Net income (loss), as reported                          $     1,126      $    (7,004)     $    (4,649)     $    (4,816)
                                                        -----------      -----------      -----------      -----------

Adjustments to net income (loss):
      Depreciation and amortization                             800              655            1,593            1,325
      Share-based compensation expense                           58               --               58               --
      Interest expense                                        3,081            3,407            6,168            6,653
      Change in fair value of derivative                         --             (779)              --           (5,104)
      Minority interest in variable interest entity            (117)            (187)            (236)            (329)
      Income taxes                                               --               --               --               --
                                                        -----------      -----------      -----------      -----------
                                                              3,822            3,096            7,583            2,545
                                                        -----------      -----------      -----------      -----------

Adjusted EBITDA (non-GAAP)                              $     4,948      $    (3,908)     $     2,934      $    (2,271)
                                                        ===========      ===========      ===========      ===========


Forward Looking Statements

Statements in this press release regarding the business of IHHI which are not historical in nature are "forward-looking statements." Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those discussed or projected. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Actual results may differ materially from those anticipated, estimated, or projected in the forward-looking statements due to various risks and uncertainties, including those discussed in our Annual Report on Form 10-K for the year ended March 31, 2007 under the caption "Risk Factors." Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of their dates. IHHI assumes no obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of this press release.


                                       -2-



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                                              INTEGRATED HEALTHCARE HOLDINGS, INC.
                                         CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                          (amounts in 000's, except per share amounts)
                                                           (unaudited)


                                                               THREE MONTHS ENDED SEPTEMBER 30,   SIX MONTHS ENDED SEPTEMBER 30,
                                                               --------------------------------   ------------------------------
                                                                      2007           2006             2007             2006
                                                                   ---------       ---------        ---------        ---------
                                                                                   (restated)                        (restated)

Net operating revenues                                            $  95,376        $  85,343        $ 182,168        $ 176,335
                                                                  ---------        ---------        ---------        ---------

Operating expenses:
              Salaries and benefits                                  51,122           48,467           99,951           95,427
              Supplies                                               12,277           12,325           24,580           24,353
              Provision for doubtful accounts                         7,353            9,167           15,584           18,840
              Other operating expenses                               17,323           16,662           34,180           35,017
              Loss on sale of accounts receivable                     2,411            2,630            4,997            4,969
              Depreciation and amortization                             800              655            1,593            1,325
                                                                  ---------        ---------        ---------        ---------
                                                                     91,286           89,906          180,885          179,931
                                                                  ---------        ---------        ---------        ---------

Operating income (loss)                                               4,090           (4,563)           1,283           (3,596)
                                                                  ---------        ---------        ---------        ---------

Other income (expense):
              Interest expense, net                                  (3,081)          (3,407)          (6,168)          (6,653)
              Change in fair value of derivative                         --              779               --            5,104
                                                                  ---------        ---------        ---------        ---------
                                                                     (3,081)          (2,628)          (6,168)          (1,549)
                                                                  ---------        ---------        ---------        ---------

Income (loss) before provision for income
       taxes and minority interest                                    1,009           (7,191)          (4,885)          (5,145)
              Provision for income taxes                                 --               --               --               --
              Minority interest in variable interest entity             117              187              236              329
                                                                  ---------        ---------        ---------        ---------

Net income (loss)                                                 $   1,126        $  (7,004)       $  (4,649)       $  (4,816)
                                                                  =========        =========        =========        =========

Per Share Data:
       Income (loss) per common share
              Basic                                               $    0.01        ($   0.08)       ($   0.04)       ($   0.06)
              Diluted                                             $    0.01        ($   0.08)       ($   0.04)       ($   0.06)
       Weighted average shares outstanding
              Basic                                                 136,870           85,013          126,643           84,684
              Diluted                                               190,370           85,013          126,643           84,684


                                                              -3-



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                                         INTEGRATED HEALTHCARE HOLDINGS, INC.
                                         CONDENSED CONSOLIDATED BALANCE SHEETS
                                         (amounts in 000's, except par value)
                                                      (unaudited)


                                                                                          SEPTEMBER 30,     MARCH 31,
                                                                                             2007             2007
                                                                                          -----------      -----------

                                  ASSETS
Current assets:
         Cash and cash equivalents                                                        $     1,470      $     7,844
         Restricted cash                                                                           20            4,968
         Accounts receivable, net of allowance for doubtful
            accounts of $1,822 and $2,355, respectively                                        21,466           19,370
         Security reserve funds                                                                18,332            7,990
         Deferred purchase price receivable                                                    12,543           16,975
         Inventories of supplies                                                                5,918            5,944
         Due from governmental payers                                                           7,557            1,378
         Prepaid expenses and other current assets                                              9,134            8,097
                                                                                          -----------      -----------
                                       Total current assets                                    76,440           72,566

Property and equipment, net                                                                    56,951           58,172
Other assets                                                                                      325               --

                                                                                          -----------      -----------
                                       Total assets                                       $   133,716      $   130,738
                                                                                          ===========      ===========

                   LIABILITIES AND STOCKHOLDERS' DEFICIENCY
Current liabilities:
         Debt, current                                                                    $    72,341      $    72,341
         Accounts payable                                                                      47,677           41,443
         Accrued compensation and benefits                                                     13,392           12,574
         Warrant liability, current                                                            10,700           14,906
         Due to governmental payers                                                             1,903              922
         Other current liabilities                                                             20,011           20,687
                                                                                          -----------      -----------
                                       Total current liabilities                              166,024          162,873

Capital lease obligations, net of current portion
         of $264 and $251, respectively                                                         5,706            5,834
Minority interest in variable interest entity                                                   1,480            1,716
                                                                                          -----------      -----------
                                       Total liabilities                                      173,210          170,423
                                                                                          -----------      -----------

Commitments, contingencies and subsequent events

Stockholders' deficiency:
         Common stock, $0.001 par value; 250,000 shares authorized;
            137,096 and 116,304 shares ssued and outstanding, respectively                        137              116
         Additional paid in capital                                                            30,408           25,589
         Accumulated deficit                                                                  (70,039)         (65,390)
                                                                                          -----------      -----------
                                       Total stockholders' deficiency                         (39,494)         (39,685)

                                                                                          -----------      -----------
                                       Total liabilities and stockholders' deficiency     $   133,716      $   130,738
                                                                                          ===========      ===========


                                                         -4-


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                               INTEGRATED HEALTHCARE HOLDINGS, INC.
                          CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                        (amounts in 000's)
                                            (unaudited)
                                                                    Six months ended September 30,
                                                                    ------------------------------
                                                                         2007          2006
                                                                       --------      --------
                                                                                    (restated)
Cash flows from operating activities:
Net loss                                                               $ (4,649)     $ (4,816)
Adjustments to reconcile net loss to net cash
         provided by (used in) operating activities:
         Depreciation and amortization of property and equipment          1,593         1,325
         Provision for doubtful accounts                                 15,584         9,673
         Amortization of debt issuance costs and intangible assets           --           483
         Change in fair value of derivative                                  --        (5,103)
         Minority interest in net loss of variable interest entity         (236)         (409)
         Noncash share-based compensation expense                            58            --
Changes in operating assets and liabilities:
         Accounts receivable                                            (17,680)      (11,872)
         Security reserve funds                                         (10,342)        8,610
         Deferred purchase price receivables                              4,432        (4,695)
         Inventories of supplies                                             26           148
         Due from governmental payers                                    (6,179)       (1,127)
         Prepaid expenses, other current assets, and other assets        (1,363)        1,446
         Accounts payable                                                 6,234         3,409
         Accrued compensation and benefits                                  818           467
         Due to governmental payers                                         981         1,952
         Other current liabilities                                         (675)       (1,478)
                                                                       --------      --------
           Net cash used in operating activities                        (11,398)       (1,987)
                                                                       --------      --------

Cash flows from investing activities:
         Decrease in restricted cash                                      4,948            --
         Additions to property and equipment                               (372)         (164)
                                                                       --------      --------
           Net cash provided by (used in) investing activities            4,576          (164)
                                                                       --------      --------

Cash flows from financing activities:
         Proceeds from long term debt                                        --         2,000
         Issuance of common stock                                           576            --
         Variable interest entity distribution                               --          (180)
         Payments on capital lease obligations                             (128)          (48)
                                                                       --------      --------
           Net cash provided by financing activities                        448         1,772
                                                                       --------      --------

Net decrease in cash and cash equivalents                                (6,374)         (379)
Cash and cash equivalents, beginning of period                            7,844         4,970
                                                                       --------      --------
Cash and cash equivalents, end of period                               $  1,470      $  4,591
                                                                       ========      ========

                                               -5-
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